ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement ("Agreement") is made as of this 1st day of September, 1998, by and between Deutsche Bank AG, New York and/or Cayman Islands Branch (the "Assignor") and Credit Suisse First Boston (the "Assignee").

                            Recitals

     A. Assignor, U.S. Bank National Association, Fleet National Bank, KeyBank National Association, The Bank of Nova Scotia and The Sumitomo Bank, Ltd. (collectively, the
"Lenders"), Micron Electronics, Inc., a Minnesota corporation (the "Borrower"), Credit Suisse First Boston and U.S. Bank National Association, as co-agents, and Credit Suisse First Boston as administrative agent for Lenders (the "Agent") are parties to that certain Credit Agreement dated as of June 10, 1998 (as the same may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement.

     B. Pursuant to the terms of the Credit Agreement, Assignor has a Commitment to make Loans to Borrower under the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed Twenty-Two Million, Five Hundred Thousand Dollars ($22,500,000).

     C. Assignor proposes to assign to Assignee all of Assignor's rights under the Credit Agreement, and Assignee proposes to accept assignment of such rights and assume the corresponding obligations from Assignor on such terms;

      Now, Therefore, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                            Agreement

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit
Agreement.

     2. Assignment and Assumption. Assignor hereby assigns and sells to Assignee a one hundred percent (100%) undivided interest in all of its Loans, its Commitment, and in all of its rights under the Credit Agreement and the other Loan Documents, and Assignee hereby accepts such assignment from Assignor and assumes a corresponding one hundred percent (100%) undivided interest of the obligations of Assignor under the Credit Agreement and the other Loan Documents, including the Commitment. The percentage interest assigned to and assumed by Assignee from Assignor as set forth in the preceding sentence is sometimes hereafter referred to as Assignee's "Assigned Interest." Assignee hereby agrees, for the benefit of Agent, to be responsible for its Assigned Interest of each Assignor's obligations to Agent, whether now existing or hereafter arising, including, but not limited to, the indemnification obligations arising under Section 9.5 of the Credit Agreement. Upon the execution and delivery hereof by Assignor, Assignee, Agent and Borrower and the payment of the amounts specified in Section 3 hereof if required to be paid on the date hereof: (a) Assignee shall enjoy the rights and be obligated to perform the obligations of a "Lender" under the Credit Agreement and the other Loan Documents with respect to the Assigned Interest to the same extent as if Assignee had been the original Lender with respect thereto, (b) the Commitment of Assignor and Assignee under the Credit Agreement shall be $-0-and $22,500,000 respectively, (c) the Percentage Interest of Assignor and Assignee under the Credit Agreement shall be 0% and 22.5% respectively, (d) Assignor shall no longer be a "Lender" under the Credit Agreement, and (e) Assignor shall immediately return to borrower the Note made in its favor by Borrower, marked "Cancelled". The assignment provided for herein shall be without recourse to Assignor.

     3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, Assignee shall pay to Assignor on the date hereof in immediately available funds the amount of zero dollars ($0), such amount being the product of: (a) the Assigned Interest and (b) principal of and accrued interest on Assignor',s Loans outstanding as of the date hereof. It is understood that the upfront fees paid by Borrower upon the execution of the Credit Agreement and the facility fees accrued to the date hereof in respect of the Assigned Interest are for the account of Assignor and that the facility fees accruing from and including the date hereof are for the account of Assignor and Assignee in accordance with their respective Percentage Interests after giving effect to the assignment and sale contemplated in
Section 2 hereof. Assignor and Assignee each hereby agree that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     4.   Non-Reliance   on  Assignor.    Assignor   makes   no
representation or warranty and assumes no responsibility with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Assigned Interest, the Loans, the Credit Agreement, any other Loan
Document, any other instrument or document furnished pursuant thereto or in connection therewith or the transactions contemplated herein or therein, except that Assignor represents and warrants that it is legally authorized to enter into this Agreement, that it has good title to the interest being assigned by it and that the interest being assigned by it is not subject to any liens or claims of others arising by, through or under Assignor. Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower. Assignor assumes no responsibility for the performance or observance by Borrower of any of its obligations under the Credit Agreement or any other Loan Document or any other certificate, instrument or document furnished pursuant thereto. Assignee confirms and agrees that it has received a copy of the Credit Agreement, any amendments or waivers thereto and any other documents furnished pursuant thereto, together with copies of any financial statements requested by it, and that it has independently and without reliance on Assignor or Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of Borrower.

      5. Eligible Assignee. Assignee hereby represents that it is an Eligible Assignee within the meaning of clause (i) of the definition of such term in Section 1.1 of the Credit Agreement.

     6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original, and all of which when taken together shall constitute one and the same Agreement.

     In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

Assignor                           Assignee

Deutsche  Bank  AG,  New York           Credit  Suisse  First Boston
and/or Cayman Islands Branch

By: /s/Andre Heitbaum                       By: /s/Chris t. Horgam
    -------------------------                   ------------------------
Its: Asst. Vice President                   Its: Vice President
    -------------------------                   ------------------------
By: /s/Belinda Wheeler                      By: /s/Julia P. Kingsbury
    -------------------------                   ------------------------
Its: Vice President                         Its: Vice President
    -------------------------                   ------------------------

            Borrower's Consent and Agreement

Borrower hereby consents to the terms of the foregoing Agreement.
Borrower hereby agrees, as of the date hereof, to recognize
Assignee as a "Lender" under the Credit Agreement and the other
Loan Documents.

     Borrower:
     Micron Electronics, Inc.

     By: /s/T.Erik Oaas
         -------------------------------
     Its: Executive Vice President & CFO
         -------------------------------

Agent's Consent and Agreement

Agent hereby consents to the terms of the foregoing Agreement.
Agent hereby agrees, as of the date hereof, to recognize Assignee as a "Lender" under the Credit Agreement and the other Loan
Documents.

     Agent:
     Credit Suisse First Boston

     By: /s/Chris T. Horgan
         ----------------------
     Its: Vice President
         ----------------------
     By: /s/Julia P. Kingsbury
         ----------------------
     Its: Vice President
	 ----------------------